SEC File No. 333-29803
                          Filed Pursuant to Rule 497(h)

                              Prospectus Supplement
                       (To Prospectus Dated June 11, 1998)

                        PILGRIM AMERICA PRIME RATE TRUST

                      525,000 Shares Of Beneficial Interest
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     On July 27,  1998,  Pilgrim  America  Prime Rate Trust (the  "Trust")  sold
525,000  shares  of  beneficial   interest  of  the  Trust  through  privately
negotiated transactions pursuant to a Distribution Agreement with Pilgrim America Securities, Inc. ("PASI") at a sales price of $9.4506 per share.

Gross Proceeds ..............................      $4,961,565.00
Commission to PASI...........................      $   49,615.65
Net Proceeds to Trust........................      $4,911,949.35

     On July 24, 1998, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was 9 7/8.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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            The Date of this Prospectus Supplement is August 3, 1998.